Exhibit 10.1

AMENDMENT NO. 4

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 4 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of this 30th day of June, 2005, by and between REDBACK NETWORKS INC., a Delaware corporation (“Borrower”), and SILICON VALLEY BANK (“Bank”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

RECITALS

A. Borrower and Bank have entered into that certain Amended and Restated Loan and Security Agreement dated as of June 15, 2004, and amended by that certain Amendment No. 1 to Amended and Restated Loan and Security Agreement dated as of July 30, 2004, Amendment No. 2 to Amended and Restated Loan and Security Agreement dated September 21, 2004, Amendment No. 3 to Amended and Restated Loan and Security Agreement, dated December 12, 2004 and letter agreement dated March 11, 2005 (as amended, modified or supplemented to date, the “Loan Agreement”), pursuant to which Bank agreed to extend and make available to Borrower certain advances of money.

B. Borrower desires that Bank amend the Loan Agreement to extend the term thereof.

C. Subject to the representations and warranties of Borrower herein and upon the terms and conditions set forth in this Amendment, Bank is willing to amend the Loan Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1. AMENDMENTS TO LOAN AGREEMENT.

1.1 Schedule, Section 4 (Maturity Date). The Maturity Date is hereby amended in its entirety to be August 30, 2005.

1.2 Schedule, Section 8 (Additional Provisions). Clause (1) of Section 8 to the Schedule is amended to replace “June 30, 2005” therein with “the Maturity Date.”

2. BORROWER’S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that:

(a) immediately upon giving effect to this Amendment no Event of Default has occurred and is continuing;

(b) Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

(c) the certificate of incorporation, bylaws and other organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

(d) the execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower; and

(e) this Amendment has been duly executed and delivered by the Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

3. LIMITATION. The amendment set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

4. EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of all the following conditions precedent:

4.1 Amendment. Borrower and Bank shall have duly executed and delivered this Amendment to Bank.

4.2 Payment of Bank Expenses. Borrower shall have paid all Bank Expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred through the date of this Amendment.

5. EXTENSION FEE. Not later than July 1, 2005, Borrower shall have paid Bank an extension fee in the amount of $25,000.

6. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

7. INTEGRATION. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by Bank with respect to Borrower shall remain in full force and effect.

8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWER:	REDBACK NETWORKS INC.
a Delaware corporation

	By:	/s/ Thomas L. Cronan III
	Printed Name:	Thomas L. Cronan III
	Title:	CFO, SVP Finance and Administration

BANK:	SILICON VALLEY BANK

	By:	/s/ Chitra Suriyanarayanan
	Printed Name:	Chitra Suriyanarayanan
	Title:	Relationship Manager